UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – July 22, 2003

LOCKHEED MARTIN CORPORATION

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of Incorporation)	1-11437 (Commission File Number)	52-1893632 (IRS Employer Identification No.)

6801 Rockledge Drive, Bethesda, Maryland (Address of principal executive offices)	20817 (Zip Code)

(301) 897-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Item 5. Other Events

On June 27, 2003, we filed a Form 8-K to report the formation of a new business segment, Integrated Systems and Solutions (ISS). In the Form 8-K, we reclassified historical segment information from amounts previously reported to reflect our new business segment. Certain of the historical segment information for the year ended December 31, 2001 reflected in the Form 8-K was presented incorrectly between our Space Systems and ISS segments. We are filing this Form 8-K/A to correct the amounts reflected for 2001 net sales, operating profit, margins, backlog and assets for Space Systems and ISS in our prior Form 8-K. The information reflected for other segments and periods is unchanged. In addition, the amendment does not change our historical consolidated financial condition or operating results.

The following amends the 2001 information for Space Systems and ISS only:

We are filing this Form 8-K to report the formation of Integrated Systems and Solutions (ISS), a new business segment. ISS was formed by combining two existing Lockheed Martin operating companies – Mission Systems (which was previously reported in the Systems Integration business segment) and Management & Data Systems (which was previously reported in the Space Systems business segment), along with our Advanced Concepts organization. This new business segment will leverage our existing and emerging capabilities to address customers’ growing needs for integrated, network-centric solutions. With the formation of ISS, the Systems Integration business segment has been renamed “Electronic Systems.” The Aeronautics and Technology Services business segments were unaffected by these changes.

The Corporation now operates in five principal business segments. Following is a brief description of the activities of each business segment:

•	Electronic Systems – Engaged in the design, development, integration and production of high performance systems for undersea, shipboard, land, and airborne applications. Major product lines include missiles and fire control systems; air and theater missile defense systems; surface ship and submarine combat systems; anti-submarine and undersea warfare systems; avionics and ground combat vehicle integration; radars; platform integration services; homeland security systems; surveillance and reconnaissance systems; advanced aviation management, security and information technology solutions; simulation and training systems; and postal automation systems.

•	Aeronautics – Engaged in design, research and development, systems integration, production and support of advanced military aircraft and related technologies. Its customers include the military services of the United States and allied countries throughout the world. Major products and programs include the F-16 multi-role fighter, F/A-22 air dominance and strike fighter, F-35 Joint Strike Fighter, Japanese F-2 combat aircraft, Korean T-50 advanced trainer, C-130 and C-130J tactical airlift aircraft, C-5 strategic airlift aircraft, and support for the F-117 stealth fighter and special mission and reconnaissance aircraft (e.g., Big Safari modifications, the P-3 Orion, S-3 Viking and U-2).

•	Space Systems – Engaged in the design, development, engineering and production of satellites, missile defense systems and launch services. The satellite product line includes both government and commercial satellites. Missile defense systems include airborne and missile defense technologies and fleet ballistic missiles. Launch services include launches on Titan IV, Atlas and Proton launch vehicles, and also include the Space Shuttle’s external tank. In addition, the segment has investments in joint ventures that are principally engaged in businesses that complement and enhance other activities of the segment.

•	Technology Services – Engaged in a wide array of information management, engineering, scientific and logistic services to federal agencies and other customers. Major product lines include complete life-cycle software support; information systems development; information assurance and enterprise integration for the U.S. Department of Defense, civil government agencies and commercial customers; aircraft and engine maintenance and modification services; management, operation, maintenance, training, and logistics support for military, homeland security and civilian systems; launch, mission, and analysis services for military, classified and commercial satellites; engineering, science and information services for NASA; and research, development, engineering and science in support of nuclear weapons stewardship and naval reactor programs.

•	Integrated Systems and Solutions – Engaged in the design, development, integration and management of network-centric solutions supporting the intelligence, surveillance and reconnaissance activities of the U.S. Department of Defense and other federal agencies. Focal point for the Corporation in providing an interconnected set of capabilities for gathering, processing, storing and delivery of on-demand information for mission management, modeling, and simulation. Also includes the capabilities to develop, test and demonstrate advanced collaborative operational concepts with our customers.

In the following tables of selected financial data by business segment, the total of the operating results of the principal business segments is reconciled to the corresponding consolidated amount. With respect to the caption “Operating profit,” the reconciling item “Unallocated corporate (expense) income, net” includes the FAS/CAS adjustment related to pensions, earnings and losses from equity investments (mainly telecommunications), interest income, costs for stock-based award programs, items not considered part of management’s evaluation of segment operating performance, and Corporate costs not allocated to the operating segments as well as other miscellaneous Corporate activities. For financial statement captions other than “Operating profit,” all activities other than those pertaining to the principal business segments are included on a line item entitled “Other.”

The following segment information has been reclassified from amounts previously reported to reflect our new business segment. Accordingly, there has been no change in the operating results reported for our business segments or in total for the Corporation.

Selected Financial Data by Business Segment—

(Unaudited)

	Three Months Ended March 31,		Year Ended December 31,
	2003	2002	2002	2001
	(In millions)
Net sales
Electronic Systems	$1,981	$1,874	$8,685	$8,079
Aeronautics	2,088	1,334	6,471	5,355
Space Systems	1,528	1,389	5,287	4,801
Technology Services	687	670	3,104	2,763
Integrated Systems & Solutions	772	695	3,015	2,970

Operating segments	7,056	5,962	26,562	23,968
Other	3	4	16	22

Total	$7,059	$5,966	$26,578	$23,990

Operating profit
Electronic Systems	$183	$191	$875	$816
Aeronautics	145	92	448	329
Space Systems	104	78	279	225
Technology Services	48	37	177	114
Integrated Systems & Solutions	72	50	241	225

Segment operating profit	552	448	2,020	1,709
Unallocated corporate (expense) income, net (a)	(47)	26	(862)	(602)
FAS 142 adoption impact	—	—	—	(274)

Reconciling items subtotal	(47)	26	(862)	(876)

Total	$505	$474	$1,158	$833

Margins
Electronic Systems	9.2%	10.2%	10.1%	10.1%
Aeronautics	6.9%	6.9%	6.9%	6.1%
Space Systems	6.8%	5.6%	5.3%	4.7%
Technology Services	7.0%	5.5%	5.7%	4.1%
Integrated Systems & Solutions	9.3%	7.2%	8.0%	7.6%
Total operating segments	7.8%	7.5%	7.6%	7.1%

(a)	See notes 2, 6, 8 and 9 to the consolidated financial statements included in our 2002 Annual Report on Form 10-K for information on the unusual items included in “Unallocated corporate (expense) income, net” for years ended December 31, 2002 and 2001.

Selected Financial Data by Business Segment (continued) –

(Unaudited)

	Three Months Ended March 31,		Year Ended December 31,
	2003	2002	2002	2001
	(In millions)
Depreciation and amortization of property, plant and equipment

Electronic Systems	$37	$34	$153	$142
Aeronautics	21	20	74	84
Space Systems	27	26	108	123
Technology Services	11	9	36	22
Integrated Systems & Solutions	7	7	34	31

Operating segments	103	96	405	402
Other	5	7	28	23

Total	$108	$103	$433	$425

Amortization of intangible assets other than goodwill

Electronic Systems	$12	$12	$49	$47
Aeronautics	12	12	50	51
Space Systems	2	2	7	8
Technology Services	2	2	7	5
Integrated Systems & Solutions	3	3	12	13

Operating segments	31	31	125	124
Other	—	—	—	30

Total	$31	$31	$125	$154

	March 31,		December 31,
	2003	2002	2002	2001
	(In millions)
Backlog

Electronic Systems	$16,018	$15,500	$16,034	$15,333
Aeronautics	38,415	38,502	35,477	36,149
Space Systems	12,160	11,061	10,701	10,797
Technology Services	4,412	5,070	4,617	5,116
Integrated Systems & Solutions	3,580	3,714	3,556	3,874

Total	$74,585	$73,847	$70,385	$71,269

Selected Financial Data by Business Segment (continued) –

(Unaudited)

	March 31,		December 31,
	2003	2002	2002	2001
	(In millions)
Assets
Electronic Systems	$8,645	$8,618	$8,697	$8,685
Aeronautics	2,858	2,921	2,835	3,017
Space Systems	3,120	3,953	3,147	3,916
Technology Services	1,725	1,963	1,634	1,911
Integrated Systems & Solutions	2,085	2,176	2,070	2,219

Operating segments	18,433	19,631	18,383	19,748
Other	6,582	8,148	7,375	7,906

Total	$25,015	$27,779	$25,758	$27,654

Goodwill
Electronic Systems	$5,075	$5,075	$5,075	$5,075
Space Systems	453	453	453	453
Technology Services	541	532	541	532
Integrated Systems & Solutions	1,311	1,311	1,311	1,311

Total	$7,380	$7,371	$7,380	$7,371

Customer advances and amounts in excess of costs incurred
Electronic Systems	$953	$910	$816	$766
Aeronautics	2,128	2,325	2,408	2,406
Space Systems	1,352	1,631	1,238	1,701
Technology Services	21	4	19	15
Integrated Systems & Solutions	72	119	57	114

Operating segments	4,526	4,989	4,538	5,002
Other	—	—	4	—

Total	$4,526	$4,989	$4,542	$5,002

Selected Financial Data by Business Segment (continued) –

(Unaudited)

	Quarter Ended
	December 31, 2002	September 30, 2002	June 30, 2002	March 31, 2002
	(In millions)
Net sales
Electronic Systems	$2,729	$2,045	$2,037	$1,874
Aeronautics	1,922	1,668	1,547	1,334
Space Systems	1,313	1,342	1,243	1,389
Technology Services	947	776	711	670
Integrated Systems & Solutions	863	709	748	695

Operating segments	7,774	6,540	6,286	5,962
Other	6	2	4	4

Total	$7,780	$6,542	$6,290	$5,966

Operating profit
Electronic Systems	$276	$212	$196	$191
Aeronautics	139	107	110	92
Space Systems	66	71	64	78
Technology Services	55	44	41	37
Integrated Systems & Solutions	56	61	74	50

Segment operating profit	592	495	485	448
Unallocated corporate (expense) income, net (a)	(1,010)	81	41	26

Total	$(418)	$576	$526	$474

Margins
Electronic Systems	10.1%	10.4%	9.6%	10.2%
Aeronautics	7.2%	6.4%	7.1%	6.9%
Space Systems	5.0%	5.3%	5.1%	5.6%
Technology Services	5.8%	5.7%	5.8%	5.5%
Integrated Systems & Solutions	6.5%	8.6%	9.9%	7.2%
Total operating segments	7.6%	7.6%	7.7%	7.5%

(a)	See notes 6, 8 and 9 to the consolidated financial statements included in our 2002 Annual Report on Form 10-K for information on the unusual items included in “Unallocated corporate (expense) income, net.”

Selected Financial Data by Business Segment (continued) –

(Unaudited)

	Quarter Ended
	December 31, 2002	September 30, 2002	June 30, 2002	March 31, 2002
	(In millions)
Depreciation and amortization of property, plant and equipment
Electronic Systems	$44	$38	$37	$34
Aeronautics	14	21	19	20
Space Systems	33	19	30	26
Technology Services	11	8	8	9
Integrated Systems & Solutions	15	6	6	7

Operating segments	117	92	100	96
Other	7	8	6	7

Total	$124	$100	$106	$103

Amortization of intangible assets other than goodwill
Electronic Systems	$12	$13	$12	$12
Aeronautics	13	12	13	12
Space Systems	1	2	2	2
Technology Services	2	1	2	2
Integrated Systems & Solutions	3	3	3	3

Total	$31	$31	$32	$31

	December 31, 2002	September 30, 2002	June 30, 2002	March 31, 2002
	(In millions)
Assets
Electronic Systems	$8,697	$8,635	$8,550	$8,618
Aeronautics	2,835	2,752	2,915	2,921
Space Systems	3,147	3,256	3,743	3,953
Technology Services	1,634	1,811	1,881	1,963
Integrated Systems & Solutions	2,070	2,049	2,050	2,176

Operating segments	18,383	18,503	19,139	19,631
Other	7,375	10,416	9,192	8,148

Total	$25,758	$28,919	$28,331	$27,779

Selected Financial Data by Business Segment (continued) –

(Unaudited)

	December 31, 2002	September 30, 2002	June 30, 2002	March 31, 2002
	(In millions)
Goodwill
Electronic Systems	$5,075	$5,075	$5,075	$5,075
Space Systems	453	453	453	453
Technology Services	541	532	532	532
Integrated Systems & Solutions	1,311	1,311	1,311	1,311

Total	$7,380	$7,371	$7,371	$7,371

Customer advances and amounts in excess of costs incurred
Electronic Systems	$816	$822	$863	$910
Aeronautics	2,408	2,785	2,494	2,325
Space Systems	1,238	1,398	1,586	1,631
Technology Services	19	4	2	4
Integrated Systems & Solutions	57	131	123	119

Operating segments	4,538	5,140	5,068	4,989
Other	4	—	—	—

Total	$4,542	$5,140	$5,068	$4,989

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

3.1

Composite Amended and Restated Charter of Lockheed Martin Corporation. Note: We have amended and restated Exhibit 3.1 to reflect the increase in the Corporation’s authorized common stock from 750 million to 1.5 billion shares approved by shareholders on February 26, 1998 and to reflect the Corporation’s current resident agent.

99.1

Lockheed Martin Corporation’s Press Release dated June 27, 2003 (incorporated by reference to Exhibit 99.1 to Lockheed Martin Corporation’s Current Report on Form 8-K filed with the Commission on June 27, 2003).

99.2

Lockheed Martin Corporation’s Investor Relations’ Website Charts. Note: The charts for Space Systems and ISS originally filed as Exhibit 99.2 have been amended to reflect the correction of the 2001 information for those segments described in Item 5 above. The remaining charts are unchanged and are not attached.

Item 9.	Regulation FD Disclosure and Results of Operations and Financial Condition.

The following information is being furnished under Item 12 of Form 8-K, “Results of Operations and Financial Condition,” and is included under this Item 9 in accordance with SEC Release No. 33-8216 (March 27, 2003).

On June 27, 2003, Lockheed Martin Corporation announced the formation of a new business segment. The press release is furnished as Exhibit 99.1 to this Form.

In connection with its press release announcing the formation of the new business segment, Lockheed Martin Corporation will post certain charts on its Investor Relations Website providing a breakdown of the Corporation’s previously disclosed forecast of sales and operating profit among the Corporation’s five segments, including the newly formed ISS segment. The website charts are furnished under Item 9 as Exhibit 99.2 to this Form.

LOCKHEED MARTIN CORPORATION

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LOCKHEED MARTIN CORPORATION
(Registrant)

Date: July 22, 2003	By:	/s/ RAJEEV BHALLA
Rajeev Bhalla Vice President and Controller (Chief Accounting Officer)